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Exhibit 15.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-188410) of Brookfield Infrastructure Partners L.P. of our report dated April 30, 2014, relating to the financial statements of Myria Holdings Inc., which appears in this Amendment No. 1 to Brookfield Infrastructure Partners L.P.'s Annual Report on Form 20-F for the year ended December 31, 2013.

April 30, 2014 Houston, Texas	/s/ PricewaterhouseCoopers LLP

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  Exhibit 15.2
CONSENT OF INDEPENDENT ACCOUNTANTS